SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material under Rule 14a-12

CD International Enterprises, Inc.
____________________________________________

(Name of Registrant as Specified In Its Charter)

N/A
____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]         No fee required.
[  ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4.	Date Filed: ________________________________________

April 18, 2012

Dear Shareholders:

You are cordially invited to attend the 2010 annual meeting of the shareholders of CD International Enterprises, Inc. on Friday, June 1, 2012, at 2:00 p.m., (Pacific Time), at The Palazzo Resort Hotel Casino, 3325 Las Vegas Blvd. South, Las Vegas, Nevada 89109. Matters on which action will be taken at the meeting are explained in detail in the attached Notice and Proxy Statement.

We are pleased to be furnishing our proxy materials through a “notice and access” model. Instead of mailing printed copies to each shareholder, on or about April 19, 2012 we will mail a Notice of Internet Availability which contains instructions on how to access your proxy materials through the Internet, how each shareholder can receive a paper copy of the proxy materials, including our Proxy Statement, our 2011 Annual Report for the fiscal year ended September 30, 2011 on Form 10-K and a form of proxy card, and how to access your proxy card to vote by mail, through the Internet or by phone. We believe this process will expedite your receipt of proxy materials, lower the cost of the annual meeting, and help to conserve natural resources.

We sincerely hope that you will be able to attend the meeting in person, and we look forward to seeing you. Whether or not you expect to be present, please promptly vote as your vote is important. Instructions regarding the various methods of voting are contained on the proxy card, including voting by mail, through the Internet and by fax.  If you attend the annual meeting, you may revoke your proxy and vote your own shares.

Sincerely, CD International Enterprises, Inc.
Yuejian (James) Wang, Ph.D. Chairman of the Board, Chief Executive Officer and President

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2012

To the shareholders of CD International Enterprises, Inc.

You are cordially invited to attend the annual meeting of shareholders of CD International Enterprises, Inc. to be held at The Palazzo Resort Hotel Casino, 3325 Las Vegas Blvd. South, Las Vegas, Nevada 89109 on Friday, June 1, 2012 at 2:00 p.m., (Pacific Time). At the annual meeting you will be asked to vote on the following matters:

1.	To elect a board of directors consisting of seven members;
2.
To approve an amendment to our 2008 Executive Stock Incentive Plan to increase the number of shares of our common stock which may be granted under the 2008 Executive Stock Incentive Plan from 1,000,000 to 2,500,000;

3.
To approve an amendment to our 2008 Non-Executive Stock Incentive Plan to increase the number of shares of our common stock which may be granted under the 2008 Non-Executive Stock Incentive Plan from 3,000,000 to 4,500,000;

4.	To ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm; and
To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

The board of directors recommends that you vote FOR Proposals 1, 2, 3 and 4. These items of business are more fully described in the proxy statement that is attached to this Notice. The board of directors has fixed the close of business on April 5, 2012 as the Record Date for determining the shareholders that are entitled to notice of and to vote at the annual meeting and any adjournments thereof.

It is important that your shares are represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by completing, signing, dating, and returning your completed proxy card, by mail or voting over the Internet or by telephone. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares over the Internet. To vote by Internet, follow the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2012.

The Notice of Annual Meeting, Proxy Statement, the proxy card and 2011 Annual Report for the fiscal year ended September 30, 2011 are available at www.envisionreports.com/CDII.

By Order of the Board of Directors

Lazarus Rothstein,
Secretary

Deerfield Beach, Florida
April 18, 2012

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Shareholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies
____________________

PROXY STATEMENT
____________________

FOR

ANNUAL MEETING OF SHAREHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the board of directors of CD International Enterprises, Inc. for use at our annual meeting of shareholders to be held on Friday, June 1, 2012 at 2:00 p.m., (Pacific Time), and at any adjournments thereof.  The annual meeting will be held at The Palazzo Resort Hotel Casino, 3325 Las Vegas Blvd. South, Las Vegas, Nevada 89109. Voting materials, including this proxy statement, the proxy card, our Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the “2011 Annual Report”), are being made available to all or our shareholders on or about April 19, 2012.

QUESTIONS AND ANSWERS

 Following are some commonly asked questions raised by our shareholders and answers to each of those questions.

What may I vote on at the annual meeting?

At the annual meeting, shareholders will consider and vote upon the following matters:

•	to elect a board of directors consisting of seven members;
•
To approve an amendment to our 2008 Executive Stock Incentive Plan to increase the number of shares of our common stock, par value $.0001 per share, which may be granted under the 2008 Executive Stock Incentive Plan from 1,000,000 to 2,500,000;

•
To approve an amendment to our 2008 Non-Executive Stock Incentive Plan to increase the number of shares of our common stock, par value $.0001 per share, which may be granted under the 2008 Non-Executive Stock Incentive Plan from 3,000,000 to 4,500,000;

•	to ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm; and
•	such other matters as may properly come before the annual meeting or any adjournments thereof.

How does the board of directors recommend that I vote on the proposals?

The board of directors recommends a vote “FOR” each of the nominees to the board of directors, “FOR” – the  amendment to increase the number of shares of our common stock which may be granted under the 2008 Non-Executive Stock Incentive Plan from 3,000,000 to 4,500,000, “FOR"– the amendment increase the number of shares of our common stock which may be granted under the 2008 Executive Stock Incentive Plan from 1,000,000 to 2,500,000, and “FOR” the proposal ratifying the appointment of Sherb & Co., LLP.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the U.S. Securities and Exchange Commission (SEC), rather than mailing a printed copy of our proxy materials to each shareholder of record, we will send each of our shareholders a Notice of Internet Availability of Proxy Materials "Notice", which indicates how our shareholders may:

•	access their proxy materials over the Internet;
•	make a one-time request to receive a printed set of proxy materials by mail; or
•	make a permanent election to receive all of their proxy materials in printed form by mail or electronically by e-mail.

The Notice will also include your control number and instructions for voting your proxy over the Internet.  If you no longer have your Notice and need to obtain your control number, you may contact us at 1-800-962-4284.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•	view our proxy materials for the annual meeting over the Internet; and
•	instruct us to send our future proxy materials to you electronically by e-mail instead of sending you printed copies by mail.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of shareholders on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it. Our 2011 Annual Report on Form 10-K accompanies these proxy materials but is not considered part of the proxy soliciting materials.

How do I vote?

You can vote either in person at the annual meeting or by proxy, by mail or over the Internet whether or not you attend the annual meeting.  To obtain directions to attend the annual meeting, please call (954) 363-7333.  If your shares are registered directly in your name with our transfer agent, Computershare Trust Co., Inc., you are considered the shareholder of record with respect to those shares and we are sending a Notice directly to you.  As the shareholder of record, you have the right to vote in person at the annual meeting.  If you choose to do so, you can bring the proxy card that is part of this proxy statement or vote at the annual meeting using the ballot provided at the meeting.  Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting in person.

Most of our shareholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name.  In that case, you are considered the beneficial owner of shares held in street name, and the Notice is being forwarded to you.  As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the annual meeting in order to vote in person.

You can vote by proxy in three ways:

•	by mail – If you received your proxy materials by mail, you can vote by mail by using the enclosed proxy card;
•	by Internet – You can vote by Internet by following the instructions on the Notice to access the proxy materials or on your proxy card if you received your materials by mail; and
•	by telephone – You can vote by telephone by following the instructions on the Notice to access the proxy materials or on your proxy card if you received your materials by mail.

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate.

The Internet voting system for shareholders of record will close at 1:00 a.m., Eastern Time, on June 1, 2012.  Please refer to the proxy card for details on all methods of voting.

What happens if additional matters are presented at the annual meeting?

Other than the election of directors, the ratification of the appointment of our auditor, the approval of the amendment to our 2008 Non-Executive Stock Incentive Plan and the approval of the amendment to our 2008 Executive Stock Incentive Plan, we are not aware of any other business to be acted upon at the annual meeting.  If you grant a proxy, the person named as proxy holder, Mr. Lazarus Rothstein, our Executive Vice President, General Counsel and Corporate Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

What happens if I do not give specific voting instructions?

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the annual meeting.  If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the ratification of the appointment of Sherb & Co., LLP as our independent registered public accounting firm which is considered a routine matter.

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, including the election of the proposed board of directors consisting of seven members, the proposed amendment to increase the number of shares of our common stock which may be granted under the 2008 Executive Stock Incentive Plan from 1,000,000 to 2,500,000, and the proposed amendment to increase the number of shares of our common stock which may be granted under the 2008 Non-Executive Stock Incentive Plan from 3,000,000 to 4,500,000, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

On April 5, 2012, the Record Date for determining which shareholders are entitled to vote, there were 47,975,385  shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our shareholders. One-third of our outstanding common shares as of the Record Date must be present at the annual meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum.  Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card or voted by using the Internet.

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, by voting on a later date by using the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), or by attending the annual meeting and voting in person.  However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within our company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; and
•	to facilitate a successful proxy solicitation.

Any written comments that a shareholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting.  The final voting results will be tallied by our transfer agent and Inspector of Elections and reported in a Current Report on Form 8-K which we will file with the SEC within four business days from the date of the annual meeting.  We will also make the results available on our website, which is www.cdii.net. We will identify a link to the results on the Investor Relations page of our website.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our shareholders who may have more than one CD International Enterprises stock account, we are delivering only one Notice to certain shareholders who share an address, unless otherwise requested.  If you share an address with another shareholder and have received only one Notice, you may write or call us to request to receive a separate Notice.  Similarly, if you share an address with another shareholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice.  For future annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

CD International Enterprises, Inc.
Attention: Mr. Lazarus Rothstein,
Executive Vice President and General Counsel
431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
Telephone: (954) 363-7333
Telecopier: (954) 363-7320
generalcounsel@cdii.net

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions.  In addition to soliciting proxies by mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

How can I obtain a copy of CD International Enterprises’ 2011 Annual Report on Form 10-K?

You may obtain a copy of our 2011 Form 10-K for the fiscal year ended September 30, 2011, by sending a written request to the address listed above under “How can I obtain a separate set of voting materials”.  We will furnish the 2011 Form 10-K without exhibits at no charge.  If you prefer a copy of the 2011 Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits).  Our 2011 Annual Report on Form 10-K is available in PDF format from the Investor Relations page of our website at www.cdii.net and our 2011 Form 10-K with exhibits is available on the website of the SEC at www.sec.gov.

What is the voting requirement to approve the proposals?

In the election of directors, the seven persons receiving the highest number of (or plurality) “FOR” votes at the annual meeting will be elected. There will be no cumulative voting in the election of directors.  The proposals to approve the amendment to increase the number of shares of our common stock which may be granted under the 2008 Executive Stock Incentive Plan from 1,000,000 to 2,500,000 , to increase the number of shares of our common stock which may be granted under the 2008 Non-Executive Stock Incentive Plan from 3,000,000 to 4,500,000 and to ratify the appointment of Sherb & Co., LLP as our independent registered public accounting firm will be approved if the votes cast “FOR” each of the proposals exceed those cast against each of the respective proposals.  Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting.  Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting.  Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

How can I communicate with the non-employee directors of CD International Enterprises’ board of directors?

The board of directors encourages shareholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary.  Shareholders can send communications by writing, calling or emailing CD International Enterprises as noted under “How can I obtain a separate set of voting materials”.

Communications received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board of directors or committees thereof or that our corporate secretary otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the board of directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing CD International Enterprises as noted above under “How can I obtain a separate set of voting materials”.

CORPORATE GOVERNANCE

Board of Directors

The board of directors oversees our business affairs and monitors the performance of management.  In accordance with our corporate governance principles, the board of directors does not involve itself in day-to-day operations.  The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in board of directors and committee meetings.  Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.  Biographical information about our directors is provided in “Election of Directors – Proposal No. 1” on page 20.

Director Independence

We are required to have a majority of independent directors within the meaning of applicable NASDAQ Stock Market Rules.  The board of directors has determined four of the seven directors and nominees who would serve after June 1, 2012 are independent, which excludes Dr. Yuejian (James) Wang, our Chief Executive Officer, Mr. Yuwei Huang, our Executive Vice President – Magnesium and Mr. Kong Tung, president of our subsidiary, Golden Trust Magnesium Industry Co., Ltd.  The board of directors’ determinations of independence was made in accordance with applicable SEC and NASDAQ Stock Market Rules.

Board of Directors Meetings and Attendance

During fiscal 2011, our board held 6 meetings and acted by unanimous written consent one time.  No incumbent director attended during their term, either in person or via telephone, fewer than 75% of the total meetings of the board and at least 75% of the total meetings of the committees of the board on which such director served.   It is our policy that directors should make every effort to attend the annual meeting of shareholders.  Drs. Wang and Shen and Messrs. Barnes, Steiner, Wasserman and Huang were present at our annual shareholders meeting held on April 22, 2011.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial and accounting officer.  A copy of the Code of Business Conduct and Ethics is available on the Investor Relations page of our website at www.cdii.net.  We will post on our website any amendment to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers.

Complaints Regarding Accounting Matters

The audit committee has established procedures for:

•	the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and
•	the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Communications with Directors

The board of directors has approved procedures for shareholders to send communications to individual directors or the non-employee directors as a group. Written correspondence should be addressed to the director or directors in care of Mr. Lazarus Rothstein, corporate secretary of CD International Enterprises, Inc., at our primary address. Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board of directors or committees thereof or that the corporate secretary otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by CD International Enterprises that is addressed to the non-employee members of the board of directors and request copies of any such correspondence. You may also contact individual directors by calling our principal executive offices at (954) 363-7333.

Legal Proceedings

There are no legal proceedings to which any director, director nominee, officer or affiliate of our company, any owner of record or beneficially of more than 5% of common stock, or any associate of any such director, officer, affiliate of our company or security holder that is a party adverse to our company or any of our subsidiaries or has a material interest adverse to us.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the fiscal year ended September 30, 2010 and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended September 30, 2010, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater shareholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended September 30, 2011 with the exception of one Form 4 filing by Kong Tung in connection with one acquisition of stock a Form 4 filing in connection with his appointment as a director of our company, one Form 4 filing by Lazarus Rothstein in connection with two stock compensation awards, one Form 4 filing by Yuejian (James) Wang in connection with one stock compensation award, and one Form 4 filing by Andrew X. Wang in connection with one stock compensation award. Each of these reports were inadvertently filed late.

Board Committees

The board has standing audit, compensation and nominating and corporate governance committees. Information concerning the current membership and function of each committee is as follows:

Board of Directors Committee Membership
Director	Audit Committee Member	Compensation Committee Member	Nominating and Governance Committee Member
David Barnes	X(1)	X	X
Sheldon Steiner	X	X(1)	X(1)
Philip Y. Shen, Ph.D.	X	X	X
Adam Wasserman	X
———————
(1)	Denotes Chairman.

Audit Committee. The audit committee is responsible to the board for the areas of audit and compliance, and oversees our financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the registered public accounting firm and supervises our compliance with legal and regulatory requirements. The current members of the audit committee are Messrs. Barnes (Chairman), Steiner and Wasserman and Dr. Shen. The board has determined that each of Messrs. Barnes, Steiner and Wasserman are “audit committee financial experts” as defined under Securities and Exchange Commission rules. The board has affirmatively determined that none of the members of the audit committee have a material relationship with us that would interfere with the exercise of independent judgment and each of the members of the audit committee are “independent” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. The audit committee held 14 meetings during fiscal 2011.

Compensation Committee. The compensation committee is responsible for establishing and reviewing our compensation and employee benefit policies.  The members of the compensation committee are Messrs. Steiner (Chairman) and Barnes and Dr. Shen, each of whom are “independent” directors within the meaning of the applicable Securities and Exchange Commission and Nasdaq Marketplace Rules.

The compensation committee reviews and recommends to the board for approval the compensation for our Chief Executive Officer and all of our other executive officers, including salaries, bonuses and grants of awards under, and administration of, our equity incentive plans.  The compensation committee, among other things, reviews and recommends to the board employees to whom awards will be made under our equity incentive plans, determines the number of options or shares of restricted common stock to be awarded, and the time, manner of exercise and other terms of the awards. During fiscal 2011 the compensation committee took action by written consent one time.

Compensation Committee Interlocks and Insider Participation. During fiscal 2011, each of Messrs. Steiner and Barnes and Dr. Shen were the members of the compensation committee; Mr. Steiner served as the Chairman of the committee.

Each of Messrs. Steiner and Barnes and Dr. Shen:

•	was not, during the fiscal year ended September 30, 2011, an officer or employee of our company,
•	was not formerly an officer or employee of our company, or
•	did not have any relationship requiring disclosure by us under Certain Relationships and Related Transactions appearing in Item 13 of this report.

Nominating and Governance Committee. The nominating and corporate governance committee was formed: (1) to assist the board by identifying individuals qualified to become board members, and to recommend for selection by the board the director nominees to stand for election for the next annual meeting of our shareholders; (2) to recommend to the board director nominees for each committee of the board; (3) to oversee the evaluation of the board and management, and (4) to develop and recommend to the board a set of corporate governance guidelines and enhancements to the Code of Business Conduct and Ethics.

Nasdaq Marketplace Rules require director nominees to be either selected, or recommended for the board of directors’ selection, either by a majority of our independent directors or our nominating and corporate governance committee.  The nominating and corporate governance committee is responsible for selecting those individuals to recommend to the entire board of directors for election to the board.  The committee will consider candidates for directors proposed by security holders.  The nominating and corporate governance committee has no formal procedures for submitting candidates and, until otherwise determined, accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director.

If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission.  If the committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire board of directors to stand for election to the board.

The nominating and corporate governance committee identifies director nominees through a combination of referrals, including by management, existing board members and security holders, and direct solicitations, where warranted.  Once a candidate has been identified the nominating and corporate governance committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation.

Among the factors that the committee considers when evaluating proposed nominees are their knowledge and experience in business matters, finance, capital markets and mergers and acquisitions.  The committee may request references and additional information from the candidate prior to reaching a conclusion.  The committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The nominating and corporate governance committee received no security holder recommendations for nomination to the board in connection with the annual meeting of shareholders. Drs. Wang and Shen and Messrs. Barnes, Steiner, Huang, Wasserman and Tung are incumbent directors standing for reelection.

During fiscal 2011 the nominating and corporate governance committee met one time.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Chief Executive Officer also serves as the Chairman of our board of directors and we have not designated any of our independent directors as a “lead director.”  Our board of directors believes that by combining the role of Chairman with the Chief Executive Officer, the Board may gain valuable perspective that combines the operational experience of a member of management with the oversight focus of a member of the Board.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Audit Committee and other members of our board of directors meet regularly with management to discuss strategy and risks we face.  Our Chief Financial Officer attends many of the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  Our Chief Executive Officer and independent members of the Board work together to provide strong, independent oversight of our management and affairs through its standing committees and, when necessary, special meetings of independent directors.

DIRECTOR COMPENSATION

The board’s general policy on director compensation is that compensation for non-employee directors should consist of both cash and equity based compensation. The following table summarizes the compensation paid by us to our directors during fiscal 2011.

Director Compensation Table for fiscal 2011(1)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Total ($)
Yuejian (James) Wang (3)	-	-	-
Yuwei Huang (3) (4)	-	-	-
Kong Tung (3) (5)	-	-	-
David Barnes	$41,928	$-	$41,928
Sheldon Steiner	$30,000	$-	$30,000
Philip Y. Shen	$30,000	$-	$30,000
Adam Wasserman	$24,000	$-	$24,000

(1)
No members of the board received compensation in the form of option awards, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings, or any other forms of Compensation in excess of the $10,000 in the aggregate in fiscal 2011.

(2)	There were no stock awards to directors in fiscal 2011.

(3)
In accordance with our board’s general policy directors who are full time employees (currently Dr. Wang and Messrs. Huang and Tung) are not paid for board service in addition to their regular employee compensation.

(4)
Mr. Huang has served as Executive Vice President – Magnesium since February 2009 and as Chief Executive Officer of our subsidiary Chang Magnesium since June 2006.  In fiscal 2011 Mr. Huang’s base salary from our subsidiaries was $162,380. In fiscal 2010 Mr. Huang’s base salary from our subsidiaries was $306,592.  During fiscal 2012, Mr. Huang will be entitled to an annual salary of RMB 2,400,000 (approximately US $375,000) and, he and his management team are entitled to, a total of 960,000 shares of our common stock under the terms of the management agreement (the “Management Agreement”) we entered into in connection with the acquisition of Lingshi Magnesium and Golden Trust if certain performance benchmarks are achieved. See “Certain Relationships And Related Transactions – Other Transactions”. Mr. Huang’s compensation under the Management Agreement was approved by our Audit Committee which considered a number of factors in determining Mr. Huang's compensation including the scope of his duties and responsibilities to our company and the time he devotes to our business. We did not consult with any experts or other third parties in fixing the amount of Mr. Huang's compensation.

(5)
Mr. Tung did not receive any compensation from us an employee during fiscal 2011.  Mr. Tung became a director of our company in May 2011. During fiscal 2012, Mr. Tung will be entitled to an annual salary of RMB 1,200,000 (approximately US $187,000) and, he and his management team are entitled to, a total of 480,000 shares of China Direct under the terms of the Management Agreement if certain performance benchmarks are achieved. See “Certain Relationships And Related Transactions – Other Transactions”. Mr. Tung’s compensation under the Management Agreement was approved by our Audit Committee which considered a number of factors in determining Mr. Tung's compensation including the scope of his duties and responsibilities to our company and the time he devotes to our business. We did not consult with any experts or other third parties in fixing the amount of Mr. Huang's compensation.

Director Compensation for fiscal 2011

On June 3, 2010 the board approved the following annual compensation for non-employee directors.

Name	Annual Retainer ($)	Restricted Stock Award (Shares)
David Barnes(1)	$34,000	31,000
Sheldon Steiner	$30,000	31,000
Philip Y. Shen	$30,000	31,000
Adam Wasserman	$24,000	24,000

(1) Audit committee chairman.

The annual retainer covers all board meetings and includes attendance fees. The annual retainers are paid in quarterly installments in advance for the period from May 28, 2010 through May 27, 2011.  The restricted common stock vests equally over four quarters on August 28, 2010, November 28, 2010, February 28, 2011 and May 28, 2011 but only if the director is still a director of our company at the time of vesting.  The shares of restricted stock which have not vested hold voting rights and are eligible for the payment of dividends, if the board were to declare dividends on our common stock.  The grant of restricted stock is made in addition to the directors’ annual cash retainers.

Director Compensation for fiscal 2012

On November 17, 2011 the board approved the following annual compensation for non-employee directors (currently all directors other than Dr. Wang and Messrs. Huang and Tung).

Name	Annual Retainer	Stock Award (Shares)
David Barnes(1)	$33,000	45,500
Sheldon Steiner	$29,000	45,500
Philip Y. Shen	$29,000	45,500
Adam Wasserman	$29,000	45,500

(1) Audit Committee chairman.

The cash retainer will cover all board meetings and includes attendance fees for the period from December 1, 2011 through September 30, 2012 (the “Service Period”). The cash retainer may be paid no less frequently than in advance quarterly installments of $8,250 for the periods from December 1, 2011 through August 31, 2012, a payment of $2,750 on September 1, 2012 and a one-time payment of $1,500 upon adoption of this compensation plan for Messrs. Steiner and Wasserman and Dr. Shen and quarterly payments of $9,350 over the same quarterly period, a payment of $3,250 on September 1, 2012 and a one-time payment of $1,700 for Mr. Barnes who serves as the chairman of the Company’s Audit Committee.  The stock awards for all board members will be paid as follows: an aggregate of 28,450 shares of the Company’s restricted common stock will vest over the Service Period as follows: 8,525 shares on March 1, 2012, 8,525 shares on June 1, 2012, 8,525 shares on September 1, 2012 and 2,875 shares on October 1, 2012 but only if the director is still a director of our company at the time of vesting.  An additional 17,050 shares of our common stock shall be issuable to each non-employee director as compensation for the period from June 1, 2011 through November 30, 2011.  The shares of restricted stock which have not vested hold voting rights and are eligible for the payment of dividends, if the board of directors were to declare dividends on our common stock.  The grant of stock is made in addition to the directors’ cash retainers and supersedes the stock award for the period from June 1, 2011 to November 30, 2011 payable under the director compensation plan adopted by our board of directors on June 3, 2010.  We may pay the non-employee directors cash in lieu of issuing shares of our common stock if the average volume weighted average price (VWAP) of our common stock over the 10 trading days prior to the date shares are issuable by us to the non-employee director (the “10 Day VWAP”) is less than $2.00 per share.  The amount of cash payable by us in lieu of issuing shares to non-employee directors shall be computed by multiplying the number of shares issuable to the non-employee director by the 10 Day VWAP.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the board of directors

The audit committee provides assistance to the board of directors in fulfilling its oversight responsibilities relating to our corporate accounting and reporting practices toward assurance of the quality and integrity of our consolidated financial statements.  The purpose of the audit committee is to serve as an independent and objective party to monitor our financial reporting process and internal control system; oversee, review and appraise the audit activities of our independent registered public accounting firm and internal auditing function, maintain complete, objective and open communication between the board of directors, the independent accountants, financial management, and the internal audit function.

Our independent registered public accounting firm reports directly to the audit committee and the audit committee is solely responsible to appoint or replace our independent registered public accounting firm, and to assure its independence and to provide oversight and supervision thereof.  The audit committee determines compensation of the independent registered public accounting firm and has established a policy for approval of non-audit related engagements awarded to the independent registered public accounting firm. Such engagements must not impair the independence of the registered public accounting firm with respect to our company as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the audit committee.  The audit committee determines the extent of funding that we must provide to the audit committee to carry out its duties, and has determined that such amounts were sufficient in fiscal 2011.

With respect to the fiscal year ended September 30, 2011, in addition to its other work, the audit committee:

•
Pursuant to our Related Person Transaction Policy, held several meetings to review, consider and ultimately approved:

The company’s purchase of Beauty East International, Ltd. in May 2011 from Mr. Tung and Mr. Hui Dong, his son, in exchange for 4,879,280 shares of our unregistered common stock, an equivalent of RMB 39,659,401 (approximately $6,099,107).

The company’s purchase of a 100% ownership interest in Golden Trust Magnesium Industry Co., Ltd. (“Golden Trust”) and an 80% ownership interest in Lingshi Xinghai Magnesium Industry Co., Ltd. (“Lingshi Magnesium”) from entities owned or controlled by Yuwei Huang, a director and executive officer of our company and Kong Tung, a director of our company.  The aggregate purchase price for Golden Trust and Lingshi Magnesium was $26,705,070 payable $6,493,046 in cash or by assignment of our intercompany loans in this amount, $15,515,939 by issuance of 16,401,627 shares of our common stock and $4,696,085 by way of assignment of our interest in our subsidiary, Excel Rise Technology Co., Ltd.

The Management Agreement with Messrs. Huang and Tung to provide management services to the Golden Trust and Lingshi Magnesium and our other magnesium operations. The Management Agreement provides for the payment to Mr. Huang of an annual salary of RMB 2,400,000 (approximately US $375,000) and he and his management team are entitled to earn up to 960,000 shares of our common stock. Mr. Tung will be entitled to receive an annual salary of RMB 1,200,000 (approximately US $187,000) and he and his management team will be entitled to earn up to 480,000 Shares of our common stock.  The shares of our common stock will be awarded by us upon achievement of the performance benchmark and other performance criteria set forth in the Management Agreement.

•
Met with and discussed with management the progress of their implementation of Ufida NC Enterprise Resources Planning system, an enterprise-wide financial software system which it implemented at our subsidiary Golden Magnesium and plans to roll out this system at additional magnesium facilities in fiscal 2012;

•	Reviewed and discussed with management our audited consolidated financial statements as of September 30, 2011 and the year then ended;

•
Discussed with Sherb & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

•
Received from Sherb & Co., LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In addition, the audit committee discussed with Sherb & Co., LLP its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The audit committee recommended, based on the review and discussion summarized above, that the board of directors include the audited consolidated financial statements in the 2011 Annual Report on Form 10-K for the fiscal year ended September 30, 2011 for filing with the SEC.

Audit Committee of the board of directors of CD International Enterprises, Inc.

David Barnes, Chairman
Sheldon Steiner
Philip Y. Shen
September 30, 2011	Adam Wasserman

Information About Auditors

The audit committee of the board of directors has appointed Sherb & Co., LLP as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the fiscal year ended September 30, 2011 and to report on our consolidated balance sheets, statements of income and other related statements.  Sherb & Co., LLP has served as our independent registered public accounting firm since 2006.  The audit committee charter includes the procedures for pre-approval of all fees charged by our independent registered public accounting firm.  Under the procedure, the audit committee of the board of directors approves the engagement letter with respect to audit, tax and review services.  Other fees are subject to pre-approval by the audit committee.  The audit and audit-related fees paid to the auditors with respect to the fiscal year ended September 30, 2011 were pre-approved by the audit committee of the board of directors.

The following table shows the fees that were billed for the audit and other services provided by Sherb & Co., LLP for the fiscal years ended September 30, 2011 and September 30, 2010.

	2011	2010
Audit Fees	$258,000	$262,747
Audit-Related Fees	120,000	67,224
Tax Fees	-	-
Other Fees	8,500	79,597
Total	$386,500	$409,568

Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with engagements for those years and services that are normally provided by our independent registered public accounting firm in connection with statutory audits and Securities and Exchange Commission regulatory filings or engagements.

Audit-Related Fees – This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

Tax Fees – This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.

Other Fees – This category consists of fees for the audits on the financial statements of our client companies and all other miscellaneous items.

Pre-Approval Policies and Procedure for Audit and Permitted Non-Audit Services

The audit committee has developed policies and procedures regarding the approval of all non-audit services that are to be rendered by our independent registered public accounting firm, as permitted under applicable laws, and the corresponding fees for such services. In situations where the full audit committee is unavailable to pre-approve any permitted non-audit services to be rendered by our independent registered public accounting firm: (i) our chief financial officer and general counsel will evaluate the proposed engagement to confirm that the engagement is not prohibited by any applicable rules of the Securities and Exchange Commission or Nasdaq, (ii) following such confirmation by the chief financial officer and the general counsel, the chairperson of the audit committee will determine whether we should engage our independent registered public accounting firm for such permitted non-audit services and, if so, negotiate the terms of the engagement with our independent registered public accounting firm, and (iii) the chairperson of the audit committee will report to the full audit committee at its next regularly scheduled meeting about any engagements of our independent registered public accounting firm for permitted non-audit services that have been approved by the chairperson. Alternatively, after confirmation by the chief financial officer and the general counsel, the full committee may pre-approve engagements of our independent registered public accounting firm at audit committee meetings.

Consistent with these policies and procedures, all audit services and non-audit services and all fees associated with such services performed by our independent registered public accounting firm in the fiscal year ended September 30, 2011 and the fiscal year ended September 30, 2010 were pre-approved by the chairperson of the audit committee and ratified by the audit committee or approved by the full audit committee.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended September 30, 2011, each of Messrs. Steiner and Barnes and Dr. Shen were the members of the compensation committee; Mr. Steiner served as the Chairman of the committee.

Each of Messrs. Steiner and Barnes and Dr. Shen:

•	was not, during the fiscal year ended September 30, 2011, an officer or employee of our company,
•	was not formerly an officer or employee of our company, or
•	did not have any relationship requiring disclosure by us under Certain Relationships and Related Transactions appearing later in this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in fiscal 2011 and fiscal 2010:

•	our principal executive officer or other individual serving in a similar capacity during fiscal 2011;
•	our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at September 30, 2011 whose compensation exceed $100,000; and
•	up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at September 30, 2011.

For definitional purposes these individuals are sometimes referred to as the “named executive officers” as that term is defined under Rule 3b-7 of the Securities Exchange Act of 1934. The value attributable to any stock or option awards is computed in accordance with ASC Topic 718 (formerly FAS 123R).  None of our named executive officers received compensation in the form of Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings, or any other forms of compensation in excess of the $10,000 in the aggregate in fiscal 2011 and fiscal 2010.  The amounts reflected in columns (d) and (e) represent the dollar amount recognized for financial statement reporting purposes with respect to fiscal 2011 and fiscal 2010 for the fair value of securities granted in each respective year in accordance with ASC Topic 718. Pursuant to Securities and Exchange Commission rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  Our methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 to our audited financial statements included in our annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended September 30, 2011. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be realized upon exercise.

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Total ($) (j)
Yuejian (James) Wang, Ph.D. (1)	2011	537,500	-	40,592	-	602,286
	2010	487,500	-	193,461	-	680,961

Andrew X. Wang (2)	2011	204,500	-	38,000	-	242,500
	2010	161,802	-	15,556	-	177,358

Lazarus Rothstein (3)	2011	207,000	-	55,319	-	241,984
	2010	180,000	-	50,851	-	230,851

Footnotes to Summary Compensation Table.
———————
(1)
Dr. Wang has served as our Chief Executive Officer, President and Chairman since January 2009. From August 2006 through December 2008 Dr. Wang served as Chief Executive Officer. The amounts in column (e) represent the grant date fair value of the following awards in (i) fiscal 2011 of 26,882 shares of stock granted on December 31, 2010 and (ii) fiscal 2010: 213,700 shares of stock granted on February 26, 2010 and 31,450 shares granted on April 27, 2010. All awards were made pursuant to the 2008 Executive Stock Incentive Plan.

(2)
Mr. Wang was appointed as our Chief Financial Officer on December 23, 2009 and from August of 2009 through December 2009 was a consultant to us.  Mr. Wang resigned from the company on January 6, 2012. The amounts in column (e) represent the grant date fair value of 33,129 shares of stock granted during fiscal 2011 and 11,729 shares of stock granted during fiscal 2010.  All awards were made pursuant to the 2008 Executive Stock Incentive Plan and the 2008 Non Executive Stock Incentive Plan.

(3)
Mr. Rothstein has served as Executive Vice President, General Counsel and Secretary since February 2009 and as Vice President, General Counsel and Secretary since April 2008. The amounts reflected in column (e) represent the grant date fair value of the following awards in (i) fiscal 2011 of 14,516 shares awarded on December 31, 2010 and 20,000 shares of restricted stock awarded on February 1, 2011 that vest, 10,000 shares on February 15, 2012, 5,000 shares on May 15, 2012 and 5,000 shares on August 15, 2012 and (ii) fiscal 2010: 16,985 shares of restricted stock awarded on April 27, 2010 which vested on May 17, 2010 and 10,000 shares of common stock awarded on May 18, 2010.  All awards were made pursuant to the 2008 Executive Stock Incentive Plan.

Outstanding Equity Awards at Year End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding at September 30, 2010:

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised options (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested (#) (g)(1)	Market Value of Shares or Units of Stock that have not Vested ($) (h)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Yuejian (James) Wang	500,000			7.50	1/1/2013	-	-	-	-
	500,000			10.00	1/1/2014	-	-

Andrew X. Wang	-	-	-	-	-	-	-	-	-

Lazarus Rothstein	-	-	-	-	-	20,0000	$33,400	-	-

(1)	This column reflects the number of shares of our restricted common stock awarded to the respective named executive officer that had not yet vested as of September 30, 2011.
(2)
Determined based on the closing market price of our common stock on February 1, 2011, the date of award. The shares will vest as follows: 10,000 on February 15, 2012, 5,000 on May 15, 2012 and 5,000 on August 15, 2012.

Executive Employment Agreements and Narrative Regarding Executive Compensation

Yuejian (James) Wang

On August 6, 2008 our board approved, based on the recommendation of the compensation committee, an employment agreement with Dr. Wang effective as of August 1, 2008.  Dr. Wang’s August 1, 2008 employment agreement expires on December 31, 2013 and provides for, among other things, payment of a base salary which increases annually at fixed amounts, eligibility to receive an annual incentive bonus, a discretionary bonus if approved by our board based on a recommendation of the compensation committee, participation in certain health and welfare benefit plans, an automobile allowance and an allowance for use of an email enabled mobile phone.

Dr. Wang’s August 1, 2008 employment agreement provides that he will serve as our chief executive officer and a member of our board through December 31, 2013 at a base salary of $166,667 from August 1, 2008 through December 31, 2009 and an annual base salary of $450,000 in 2009, $500,000 in 2010, $550,000 in 2011, $600,000 in 2012 and $650,000 in 2013.

Under the August 1, 2008 employment agreement, if Dr. Wang’s employment is terminated as a result of his death, disability, by us without cause or he resigns within 90 days following a change of control or for “good reason”, Dr. Wang will be entitled to receive (in addition to salary and certain other benefits earned prior to termination) a single lump sum payment in an amount equal to two times the sum of his then-current annual base salary and the highest annual discretionary bonus and the highest incentive bonus that he was entitled to receive within the three (3) years preceding the date of termination. In addition, Dr. Wang will become fully vested in all outstanding stock incentive awards, will be entitled to certain health and welfare benefits for a period of two years following such termination and payment of additional amounts in the event additional taxes are imposed on the under Section 280G of the Internal Revenue Code.

Under the August 1, 2008 employment agreement, “cause” means: (i) a final non-appealable adjudication of Dr. Wang of a felony, which would have a material or adverse effect on our business; or (ii) the determination of the board (other than the affected employee) that Dr. Wang has engaged in intentional misconduct or the gross neglect of his duties, which has a continuing material adverse effect on our business.

On December 31, 2011, based on the approval of our Compensation Committee, Dr. Wang was awarded a bonus of 25,000 shares of our restricted common stock which vested on February 15, 2012. In addition, on April 3, 2012, based on the approval of our Compensation Committee, Dr. Wang converted options to purchase 500,000 shares of our common stock at an exercise price of $7.50 per share and 500,000 shares of our common stock at an exercise price of $10.00 per share owned by Dr. Wang were converted into a total of 200,000 shares of our restricted common stock which vest 25,000 shares on January 1, 2013, April 1, 2013, July 1, 2013, October 1, 2013, January 1, 2014, April 1, 2014, July 1, 2014 and October 1, 2014, respectively. All shares of our restricted common stock awarded were subject to the terms and conditions of our restricted stock award agreement as approved by our compensation committee.

Other Executive Officers

The compensation of our other executive officers and Chief Financial Officer is determined by our Chief Executive Officer and board who considered a number of factors in determining their compensation including the scope of their duties and responsibilities to our company and the time devoted to our business. Our Chief Executive Officer or board did not consult with any experts or other third parties in fixing the amount of compensation for the following individuals.

Effective December 23, 2009, Andrew Wang, was appointed as our Executive Vice President and Chief Financial Officer and resigned from the company on January 6, 2012.  Effective January 1, 2011, we agreed to pay Mr. Wang an annual base salary of $160,000 payable in cash plus an aggregate of $80,000 payable in quarterly payments of $20,000 in cash or our common stock at our option, on March 31, 2011, June 20, 2011, September 30, 2011 and December 31, 2011. Quarterly payments were made in stock and the number of shares issued on the date of each award was computed by dividing $20,000 by the closing price of our common stock on the date such payment was due. In addition, Mr. Wang participated in our health, dental and life insurance plan during the term of his employment with our company.

The shares of our restricted common stock were subject to the terms and conditions of our restricted stock award agreement as approved by our compensation committee.

Pursuant to the terms of a severance agreement between us and Mr. Wang, if he terminates his employment with us for "good reason" or if he is terminated without "cause," as defined in the severance agreement he will be entitled to receive (in addition to salary and certain other benefits earned prior to termination) a single lump sum payment in an amount equal to four (4) months of his then-current annual base salary for the year in which such termination occurs.  Mr. Wang received the amounts due under this severance agreement upon his resignation from the company on January 6, 2012.

Lazarus Rothstein has served as our Executive Vice President, General Counsel and Secretary since February 2009 and as Vice President, General Counsel and Secretary since April 2008. Effective January 1, 2009, Mr. Rothstein’s annual base salary was $180,000 per year, is entitled to certain discretionary bonuses in fiscal 2010 and fiscal 2011, participate in our health, dental and life insurance plan and receives a cellular telephone allowance. Mr. Rothstein was awarded 10,000 shares of our common stock as a discretionary bonus and on April 27, 2010, was awarded a bonus of 16,985 shares of our restricted common stock which vested on May 17, 2010 and 10,000 shares were awarded on May 18, 2010.

On December 31, 2011, based on the approval of our Compensation Committee, Mr. Rothstein was awarded 10,000 shares of our restricted common stock which vested on February 15, 2012.  Effective as of January 1, 2011, Mr. Rothstein’s annual base salary was $225,000 per year and effective on April 3, 2012 was award 42,000 shares of our restricted common stock which vest 20,000 shares on February 15, 2013 and 22,000 shares on February 15, 2014.  The April 3, 2012 award superseded a previous award to Mr. Rothstein of 20,000 shares of our restricted common stock on January 1, 2011. The shares of our restricted common stock were subject to the terms and conditions of our restricted stock award agreement as approved by our compensation committee. In addition, Mr. Rothstein is entitled to certain discretionary bonuses in fiscal 2012, participation in our health, dental and life insurance plan and receives a cellular telephone allowance.

 Pursuant to the terms of a severance agreement between us and Mr. Rothstein, if he terminates his employment with us for "good reason" or if he is terminated without "cause," as defined in the severance agreement he will be entitled to vesting of restricted stock and receive (in addition to salary and certain other benefits earned prior to termination) a single lump sum payment in an amount equal to six (6) months of his then-current annual base salary for the year in which such termination occurs.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our shareholders as of September 30, 2011.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Plan category(1)
Plans approved by our shareholders:
2006 Equity Plan	12,000	$7.50	9,988,000
2008 Executive Stock Incentive Plan	-	-	628,303
2008 Non-Executive Stock Incentive Plan	-	-	1,086,161
Plans not approved by shareholders:
2006 Stock Plan	-	$-	189,605

(1)
For a description of each of the Plans listed in this table, see “Note 12 – Capital Stock – Stock Incentive Plans” to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, as filed with the Securities and Exchange Commission.

PRINCIPAL SHAREHOLDERS

At April 5, 2012 we had 47,975,385 shares of common stock issued and outstanding. The following table sets forth information known to us as of April 5, 2012 relating to the beneficial ownership of shares of our common stock by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each director and nominee;
•	each named executive officer; and
•	all named executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class (2)
Yuejian (James) Wang, Ph.D. (3)	4,647,032	9.7%
Yuwei Huang (4)	3,634,758	7.6%
Kong Tung	1,315,020	2.7%
Hernan Grant Welch (5)	12,304	*
Lazarus Rothstein (6)	68,501	*
David Barnes (7)	16,275	*
Sheldon Steiner (7)	96,300	*
Philip Y. Shen, Ph.D. (7)	110,605	*
Adam Wasserman (7)	66,242	*
All directors and executive officers as a group (nine persons)		20.7%
          ———————
         *represents less than 1%

(1)	Except as otherwise noted below, the address of each of the persons shown in the above table is c/o CD International Enterprises, Inc., 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

(2)
Includes, where applicable, shares of common stock issuable upon the exercise of options to acquire common stock held by such person that may be exercised within 60 days after April 5, 2012. Also includes unvested shares of restricted stock as to which such person has voting power but no dispositive power. Unless otherwise indicated, we believe that all persons named in the table above have sole voting power and/or investment power with respect to all shares of common stock beneficially owned by them.

(3)
The number of shares beneficially owned by Dr. Wang includes: 447,032 shares of common stock presently outstanding; 200,000 of our restricted common stock which vest 25,000 shares on January 1, 2013, April 1, 2013, July 1, 2013, October 1, 2013, January 1, 2014, April 1, 2014, July 1, 2014 and October 1, 2014, respectively; and 4,000,000 shares of common stock held by Dragon Fund Management LLC ("Dragon Fund"), an entity in which Dr. Wang owns 1% of the membership interests and holds 50% of the voting control; 25,000 shares of common stock held by Wang Management, LLC, an entity in which Dr. Wang holds 50% of the voting control. Dr. Wang disclaims beneficial ownership of our common stock owned by Dragon Fund and Wang Management, LLC except to the extent of his pecuniary interest in these entities.

(4)
The number of shares beneficially owned by Mr. Huang includes 400,000 shares of common stock presently outstanding and owned directly by Mr. Huang, 769,231 shares of common stock presently outstanding and owned by Pine Capital Enterprises, Inc., a company beneficially owned by Lifei Huang (the daughter of Mr. Huang) and is its registered representative and 2,465,527 shares owned by Qingcheng Huang, Mr. Huang's son and excludes: up to an additional 4,801,987 Mr. Huang or his designees may receive pursuant to the terms of an equity transfer agreement dated August 30, 2011, as amended on January 12, 2012 upon satisfaction of certain post closing conditions under the terms of this agreement. Mr. Huang disclaims beneficial ownership of the shares owned by Pine Capital.

(5)	Mr. Welch was appointed as our Executive Vice President and Chief Financial Officer on January 6, 2012.

(6)
The number of shares beneficially owned by Mr. Rothstein includes 26,501 shares of our common stock presently outstanding and 42,000 shares of our restricted common stock which vest 20,000 shares on February 15, 2013 and 22,000 shares on February 15, 2014.

(7)	The number of shares beneficially owned does not include any shares that may be issued in the future as compensation in lieu of cash, payable at our option.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time we engage in transactions with related parties.  The following is a summary of the related party transactions reflected in Note 11 to our consolidated financial statements for the fiscal year ended September 30, 2011.

List of Related Parties

We have specified the following persons and entities as related parties with ending balances as of September 30, 2011:

·
Yuwei Huang, is executive vice president of our Magnesium segment, a member of the board of directors, chief executive officer and chairman of Chang Magnesium, chairman of Baotou Changxin Magnesium, chairman of YiWei Magnesium, chief executive officer and vice chairman of Golden Magnesium, a beneficial owner of a 13.75% interest in Golden Trust that is held by Baotou Chang, as Trustee, a beneficial owner of a 100% interest in Taiyuan Yiwei Magnesium Industry Co., Ltd.;

·	Taiyuan YiWei Magnesium Industry Co., Ltd., a company organized under the laws of the PRC (“YiWei Magnesium”), is a minority interest owner in Chang Magnesium;
·	Lifei Huang, is the daughter of Yuwei Huang;
·
Lifei Huang, holds a 100% interest in Pine Capital Enterprises Inc., a company organized under the laws of the Cayman Islands (“Pine Capital”) and is Pine Capital’s registered representative and an 18.52% interest in Marvelous Honor;

·	Lifei Huang, is a registered representative of Wheaton Group Corp., a company organized under the laws of Brunei Darussalam (“Wheaton”);
·	Xumin Cui, is the son-in-law of Yuwei Huang and who holds an 18.52% interest in Marvelous Honor and a beneficial owner of a 13.75% interest in Golden Trust that is held by Baotou Chang, as Trustee;

·	Shuihuan Huang, is the sister of Yuwei Huang;
·	Kong Tung, a member of the board of directors, and chairman of Golden Magnesium and Beauty East;
·	Lianling Dong, the sister of Kong Tung who holds a 31.59% interest in Marvelous Honor;
·	LingShi County Yihong Magnesium Co., Ltd., a company organized under the laws of the PRC (“Yihong Magnesium”), is legally represented by an officer of Chang Magnesium;
·	LuCheng Haixu Magnesium Co., Ltd., a company organized under the laws of the PRC (“Haixu Magnesium”), is legally represented by an officer of Chang Magnesium;
·	LuCheng Xinghai Magnesium Co., Ltd., a company organized under the laws of the PRC (“Xinghai Magnesium”), is legally represented by an officer of Chang Magnesium;
·	NanTong Langyuan Chemical Co., Ltd., a company organized under the laws of the PRC (“NanTong Chemical”), is owned by Jingdong Chen and Qian Zhu, the minority interest owners of Lang Chemical;
·	Jingdong Chen, is vice president of our Basic Materials segment and chief executive officer of Lang Chemical;
·	Chi Chen is vice president of our Basic Materials Segment and minority interest owner of CDI Beijing;
·	Zhongmen International Investments Co., Ltd., a company organized under the laws of the PRC (“Zhongmen International”), is legally represented by an officer of CDI Beijing;

As of September 30, 2011, Accounts, loans, and other receivables and prepaid expenses- related parties were $9,598,583 and were comprised of accounts receivable – related party of $1,211,079, Prepaid expenses – related parties of $2,687,928, Loans receivable – related parties of $1,320,324, and Due from related parties of $4,379,252 as set forth below:

Accounts Receivable – related parties

At September 30, 2011, accounts receivable – related parties of $1,211,079 was comprised of the following:

·	$364,705 due Baotou Changxin Magnesium from YiWei Magnesium for inventory provided;
·	$4,860 due Chang Magnesium from Wheaton for inventory provided;
·	$296,156 due Chang Magnesium from YiWei Magnesium for inventory provided; and $545,358 due Ruiming Magnesium from YiWei Magnesium for inventory provided.

Prepaid Expenses – related parties

At September 30, 2011, prepaid expenses – related parties of $2,687,928 was comprised of the following:

·	$2,654,384 prepaid by Chang Magnesium to YiWei Magnesium for future delivery of inventory; and
·	$33,544 prepaid by Ruiming Magnesium to Yiwei Magnesium for future delivery of inventory.

 Loans Receivable – related parties

At September 30, 2011, loan receivables – related parties of $1,320,324 were due Lang Chemical from NanTong Chemical for funds advanced for working capital purposes.

Due from related parties

At September 30, 2011, due from related parties of $4,379,252 was comprised of the following:

·	$78,266 due Baotou Changxi Magnesium from YiWei Magnesium for working capital purposes;
·	$118,954 due Baotou Changxi Magnesium from YiHong Magnesium for working capital purposes;
·	$3,850,151 due Chang Magnesium from YiWei Magnesium for working capital purposes;
·	$3,130 due Chang Magnesium from Shuihuan Huang for working capital purposes;
·	$12,000 due IMTC from YuWei Huang for working capital purposes;
·	$42,263 due Ruiming Magnesium from YiWei Magnesium for working capital purposes;
·	$200,924 due Ruiming Magnesium from YiHong Magnesium for working capital purposes;
·	$10,951 due CDI Shanghai from YiWei Magnesium for working capital purpose; and
·	$62,613 due CDI Beijing from Zhongmen International for working capital purposes.

As of September 30, 2011, Accounts and other payables – related parties were $4,590,045 which consist of Accounts payable – related parties of $896,878, Advanced from customer – related parties of $9,685, and Due to related parties of $3,683,482 as set forth below:

Accounts Payable – related parties

At September 30, 2011, accounts payable – related party of $896,878 was comprised of the following:

·	$142,479 due from Golden Magnesium to YiWei Magnesium for purchases of goods; and
·	$754,399 due from IMTC to Pine Capital for purchases of goods.

Loan Payable – related parties

At September 30, 2011, we had no loan payable – related parties.

Due to related parties

At September 30, 2011, due to related parties balance of $3,683,482 was comprised of the following:

·	$9,953 due to Yuwei Huang for the working capital of Chang Magnesium;
·	$97,089 due to Kong Tung for the working capital of Beauty East;
·	$399,781 due to Chi Chen for the working capital of CDI Beijing; and
·	$3,176,659 due to YiWei Magnesium for the balance of the purchase price for Ruiming Magnesium.

Restricted Cash, current

 At September 30, 2011, we had no restricted cash from related parties.

Other Transactions

On May 6, 2011 CDI China entered into a Stock Transfer Contract with Mr. Kong Tung, a member of our board of directors, and Mr. Hui Dong, his son, both of whom are the sole shareholders of Beauty East. Prior to our acquisition of Beauty East, it owned a 48% interest in our Golden Magnesium subsidiary. CDI China acquired 100% of Beauty East in exchange for 4,879,280 shares of our unregistered common stock, an equivalent of RMB 39,659,401 (approximately $6,099,107). At the closing date the total value of the shares of our common stock transferred was $6,147,893 or $1.26 per share. We now own a 100% interest in Golden Magnesium.

On August 30, 2011, our wholly owned subsidiary, CDI China, Inc., (“CDI China”), entered into a series of agreements (collectively, the “Equity Transfer Contracts”) to acquire (i) a 100% ownership interest in Golden Trust Magnesium Industry Co., Ltd. (“Golden Trust”) by (a) acquiring a 100% interest in Marvelous Honor Holdings, Inc., a Brunei company (“Marvelous Honor”) from its shareholders Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang and Xumin Cui (Marvelous Honor owns a 72.5% interest in Golden Trust) (the “Marvelous Honor Equity Transfer Contract”) and (b) acquiring the 27.5% interest in Golden Trust owned by Baotou Changxin Magnesium Co., Ltd. as trustee; and (ii) an 80% ownership interest in Lingshi Xinghai Magnesium Industry Co., Ltd. (“Lingshi Magnesium”) through our 80% owned subsidiary, Taiyuan Ruiming Yiwei Magnesium Co., Ltd. (“Ruiming Magnesium”). We amended these agreements on January 12, 2012 to extend the closing date set forth in the Equity Transfer Contracts to February 29, 2012.  In addition, on January 12, 2012 we entered into an amendment to the Marvelous Honor Equity Transfer Contract (the “Marvelous Honor Amendment”) whereby Mr. Jianzhong Ju agreed to sell CDI China his 18.39% interest in Marvelous Honor (the “18.39% Ju Interest”) for RMB 10,799,528 (US $ 1,700,713) in cash in lieu of the issuance of 1,787,015 shares of our common stock attributable to this interest and CDI China.  In addition, the Marvelous Honor Amendment provides that CDI China has the right, but not the obligation, to purchase the 18.39% Ju Interest.  The aggregate purchase price for Golden Trust and Lingshi Magnesium was $26,705,070 payable $6,493,046 in cash or by assignment of our intercompany loans in this amount, $15,515,939 by issuance of 16,401,627 shares of our common stock and $4,696,085 by way of assignment of our interest in our subsidiary, Excel Rise Technology Co., Ltd. On February 29, 2012, we completed the purchase of Golden Trust and Lingshi Magnesium under the terms of these agreements.

We entered into a three year management agreement with Messrs. Huang and Tung to provide management services to the Golden Trust and Lingshi Magnesium and our other magnesium operations (the “Management Agreement”) in connection with the acquisition of Golden Trust and Lingshi Magnesium. The Management Agreement provides for the payment to Mr. Huang of an annual salary of RMB 2,400,000 (approximately US $375,000) and he and his management team are entitled to earn up to 960,000 shares of our common stock. Mr. Tung will be entitled to receive an annual salary of RMB 1,200,000 (approximately US $187,000) and he and his management team will be entitled to earn up to 480,000 Shares of our common stock.  The shares of our common stock will be awarded by us upon achievement of the performance benchmark and other performance criteria set forth in the Management Agreement.

 Related Person Transaction Policy

In December 2009, our board of directors adopted a written Related Person Transaction Policy that requires the board of directors or audit committee to approve or ratify transactions between our company or one or more of our subsidiaries and any related person involving an amount in excess of $120,000. Under the Related Person Transaction Policy, the board of directors or audit committee will review the relevant facts of the proposed transaction and the interest of the related person in the transaction, and either approve or reject the proposed transaction. If a related person transaction that has not been previously approved or previously ratified is discovered, that transaction will be presented to the board of directors or audit committee for ratification. No director can participate in the deliberation or approval of any related person transaction in which such director is the related person.

For purposes of the Related Person Transaction Policy, a "related person" means (i) any director or executive officer of ours, (ii) any nominee for director, (iii) any 5% beneficial owner of our common stock, (iv) any immediate family member of a director, nominee for director, executive officer or 5% beneficial owner of our common stock, and (v) any firm, corporation, or other entity in which any of these persons is employed or is a partner or principal or in a similar position, or in which such person has a 10% or greater beneficial ownership interest. The Related Person Transaction Policy will provide that the following types of transactions are deemed to be pre-approved under the policy: (1) transactions that are available to related persons on the same terms as such transactions are available to all employees generally; (2) compensation or indemnification arrangements of any executive officer, other than an individual who is an immediate family member of a related person, if such arrangements have been approved by the board of directors or the compensation committee; (3) transactions in which the related person's interest derives solely from his or her ownership of less than 10% of the equity interest in another person (other than a general partnership interest) that is a party to the transaction; (4) transactions in which the related person's interest derives solely from his or her ownership of a class of our equity securities and all holders of that class of equity securities received the same benefit on a pro rata basis, (5) director compensation arrangements, if such arrangements have been approved by the board of directors or the nominating and corporate governance committee; and (6) any other transaction which is not required to be disclosed as a "related person transaction" under applicable securities regulations. The Related Person Transaction Policy defines the term "immediate family member" to mean any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of a director, nominee for director, executive officer, or 5% beneficial owner of our common stock, and any person (other than a tenant or employee) sharing the household of such director, nominee for director, executive officer, or 5% beneficial owner.

During fiscal 2011, the audit committee has reviewed and approved the aforedescribed related party transactions.

CERTAIN DEFINED TERMS

From time to time in this proxy statement we use certain defined terms to refer to our subsidiaries and other entities, all of which have the same meaning as in our 2011 Annual Report on Form 10-K for the fiscal year ended September 30, 2011 filed with the SEC.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the board of directors

The board of directors proposes the election of the following seven individuals to serve on its board of directors for a term of one year. These nominees include current board members who are all standing for reelection, Drs. Wang and Shen and Messrs. Barnes, Steiner, Wasserman, Huang and Tung.

The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individual named as proxy on the enclosed proxy card will vote the shares that he represents for the election of such other persons as the board of directors may recommend.

The board of directors adheres to corporate governance principles designed to assure the continued vitality of the board of directors and excellence in the execution of its duties. The board of directors is responsible for supervision of the overall affairs of the company. Following the annual meeting, the board of directors will consist of seven directors. All directors are U.S. citizens except for Mr. Huang and Tung who are citizens of the Peoples Republic of China. The term of each director continues until the next annual meeting or until their successors are elected.  The names of the nominees for our board of directors and information about them are set forth below.

Name	Age	Position with the Company
Yuejian (James) Wang, Ph.D.	49	Chief Executive Officer, President and Chairman of the Board
Yuwei Huang	57	Executive Vice President – Magnesium and Director
Kong Tung	58	President of Golden Magnesium and Director
David M. Barnes	69	Director
Sheldon Steiner	78	Director
Philip Y. Shen, Ph.D.	67	Director
Adam Wasserman	47	Director

Business Experience of Directors

Dr. Wang has served as our CEO and Chairman of the board since August 2006. Dr. Wang, a co-founder of China Direct Investments, has served as its CEO and Chairman of its board since its inception in January 2005. Dr. Wang has also been a member of the board of CIIC Investment Banking Services (Shanghai) Company Limited from June 2004 to 2007. From 2001 to 2004, he was President and Chairman of the board of Genesis Pharmaceuticals, Inc. (formerly Genesis Technology Group, Inc.). From 2000 until 2001, Dr. Wang was President, Chief Operating Officer and director of China Net & Technologies, Inc., a technology firm. From 2000 until 2001, Dr. Wang was Vice President, Chief Operating Officer and director of Ten Sleep Corporation, a California-based integrated Internet company that acquired and licensed technology, identified, acquired and developed development-stage technology and service entities and focused on the internet infrastructure market-PC, application-ready devices. From January 2000 until November 2000, Dr. Wang was President of Master Financial Group, Inc., a St. Paul, Minnesota-based company which was a wholly-owned subsidiary of Ten Sleep Corporation that provided consulting services for small private and public entities in the area of corporate finance, investor relations and business management. Between 1997 and 2000, Dr. Wang was a research scientist and Assistant Professor, Lab Director at the University of Minnesota, School of Medicine. Dr. Wang received a Bachelor of Science degree from the University of Science and Technology of China in He Fei, China in 1985, a Master of Science Degree from the Shanghai Second Medical University, Shanghai, China in 1988, and his Ph.D. degree from the University of Arizona in 1994.

As the founder and Chief Executive Officer of our company, Dr. Wang brings our board his considerable experience in corporate finance in the U.S. capital markets and identifying and acquiring China based companies poised for growth.   He also brings the experience of managing a company with operations in the U.S. and China.

Mr. Huang has served as our Executive Vice President – Magnesium since February 2009 and as Chief Executive Officer of our subsidiary, Chang Magnesium, since June 2006. Mr. Huang also serves as General Manager of Taiyuan YiWei Magnesium Industry Co., Ltd. (“YiWei Magnesium”) since founding the company in 1999 and serves in various positions with its affiliated entities including Vice Chairman of Shanxi Golden Trust YiWei Magnesium Industry Co., Ltd. since 2002, Vice Chairman of Taiyuan Qingcheng YiWei Magnesium Industry Co., Ltd. since 2001, Vice Chairman and General Manager of Taiyuan Minwei Magnesium Industry Co., Ltd. since 2000, General Manager of Taiyuan YiWei Magnesium Factory since 1998 and Chairman of Shangxi NiChiMen YiWei Magnesium Co., Ltd. since 1994. YiWei Magnesium, a minority owner of Chang Magnesium, owns interests in seven magnesium factories, a magnesium alloy factory and a magnesium powder desulphurization reagent factory, all located in China.

With his vast experience in developing and operating a variety of businesses engage in the production of magnesium and related products in China,  Mr. Huang provides our board with technical and operational expertise as well as the benefit of his significant knowledge of all aspects of the production and sale of magnesium and various related products.

Mr. Barnes is a certified public accountant and has been a member of our board since April 2007. Mr. Barnes is the chairman of our audit committee and serves on our compensation committee, nominating committee and corporate governance committee. Mr. Barnes brings over 45 years experience working with both public and private companies. Since December 2008, Mr. Barnes has been the President and since February 2009 has been the Chief Executive Officer and Chairman of the Board of Directors of MDwerks, Inc. (OTCBB:MDWK). Mr. Barnes had served as the audit committee chairman and a member of the compensation committee of the board of MDwerks, Inc. from November 2005 until December 2008. MDwerks, Inc. which ceased operations in January 2011 marketed digital pens and associated software and customer service. Since October 2010, Mr. Barnes has been the Chief Financial Officer of Kat Gold Holdings Corp. (OTCBB:BVIG), a natural resources exploration stage company, formed for the purpose of locating, mining and selling gold and other precious metal properties. From April 1996 through July 2006, Mr. Barnes served as Executive Vice President, Chief Financial Officer and a director of Solar Thin Films, Inc. (OTCBB:SLTZ) (formerly American United Global, Inc., (OTCBB:AUGB). From 2002 to February 2009, Mr. Barnes was a consultant to management of numerous companies.  In this role, from May 2006 to November 2007, Mr. Barnes was Chief Financial Officer and a director of Cyber Defense Systems, Inc. (OTCBB:CYDF), a designer and builder of manned and unmanned surveillance airships. From March 2006 to June 2008, Mr. Barnes was the Chief Financial Officer of Neah Power Systems, Inc. (OTCBB:NPWS), a developer of porous silicon based fuel cells. In addition, Mr. Barnes was a director of Echometrics, Inc. (formerly Searchhelp, Inc.) from April 2005 to February 2009 (OTCBB:EHMI), Thinkpath, Inc. from May 2005 to February 2009 (OTCBB:THPHF) and Medical Solutions Management, Inc. from December 2007 to December 2008 (OTCBB: MSMT). Thinkpath, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy code in March 2008. Mr. Barnes began his career as an auditor for the accounting firm of Laventhol & Horwath and is a graduate of C.W. Post College.

With his prior experience in accounting and as the chief financial officer and other executive positions with both private and public companies, Mr. Barnes brings our board significant financial, accounting and business expertise.

Mr. Steiner has been a member of our board since April 2007. Mr. Steiner is Chairman of the compensation committee and a member of the audit committee and nominating and corporate governance committee.  Mr. Steiner has over 52 years of both public and private accounting experience. From October 2008 to February 2010, Mr. Steiner served as a member of the board of directors of MDwerks, Inc. (OTCBB:MDWK).  From 2003 to 2005 Mr. Steiner served as a managing director for American Express Tax and Business Services, Inc. From 2003 to 2007 Mr. Steiner was a principal of Millward & Co. CPAs. From 2006 to 2007 Mr. Steiner was a managing director of RSM McGladrey.  Mr. Steiner currently serves as a Senior Vice President at Valley Bank in south Florida and is a member of the Fort Lauderdale Chamber of Commerce Trustees and the Broward Economic Development Council.  He is a graduate of the City College of New York.

With his prior accounting and management experience with both private and public companies, Mr. Steiner brings our board significant financial, accounting and business expertise.

Dr. Shen possesses over three decades of high level experience in international sales and marketing, manufacturing, mergers/acquisitions, cross border investment, combined with his cultural background and fluency in Chinese dialects.  For more than the past 20 years, Dr. Shen has held numerous positions with Leggett and Platt, Inc., a Fortune 500 Company that manufactures a broad variety of engineered components and products for customers worldwide.  Prior to his retirement at Leggett and Platt, Inc., Dr. Shen held the position of president of its Asia Pacific operations where he was responsible for business development, sales and marketing, sourcing and manufacturing, mergers and acquisitions, licensing and cross-cultural negotiations in the company’s Asia Pacific region.  Since his retirement in 2008, Dr. Shen has been engaged in international consulting representing clients in the area of cross-border investment and marketing.  In addition, since 2004, Dr. Shen has published a monthly publication, China Insights, which reports on a variety of topics important to business development and bi-directional trade.  Dr. Shen earned a Ph.D. degree in biochemistry from Western Michigan University in 1971.

With his vast experience in international business and cross-border investments with companies operating worldwide, particularly in Asia, Dr. Shen provides our board with significant business and executive level management expertise.

Mr. Wasserman has served as a member of our board since January 2010.  Since November 1999, Mr. Wasserman has been the chief executive officer of CFO Oncall, Inc. and CFO Oncall Asia, Inc. (collectively “CFO Oncall”), a Weston, Florida based provider of accounting services specializing in Securities and Exchange Commission financial reporting, budgeting and planning, mergers and acquisitions, audit preparation services, accounting, automated systems, banking relations and internal controls. Through CFO Oncall, Mr. Wasserman has served as the chief financial officer of a number of private and publicly held companies including Transax International Limited since May 2005, Gold Horse International, Inc. from July 2007 to September 2011, Oriental Dragon Corp. since July 2010 and Apps Genius Corp. since February 2011. From June 1991 to November 1999 Mr. Wasserman was a Senior Audit Manager at American Express Tax and Business Services, in Fort Lauderdale, Florida where his responsibilities included supervising, training and evaluating senior accounting staff members, work paper review, auditing, maintaining client relations, preparation of tax returns and financial statements. From September 1986 to May 1991, Mr. Wasserman was employed by Deloitte & Touche, LLP where his assignments included public and private company audits and Securities and Exchange Commission reporting, tax preparation and planning, management consulting, systems design, staff instruction and recruiting. Mr. Wasserman is a member of the American Institute of Certified Public Accountants, a director, treasurer and executive board member of the Gold Coast Venture Capital Association and is a director and audit committee member of the publicly held company Bohai Pharmaceuticals Group, Inc. since July 2010. Mr. Wasserman holds a Bachelor of Science Degree from the State University of New York at Albany.

With his prior accounting experience with both private and public companies and in particular, his experience working with companies with significant operations in China, Mr. Wasserman brings our board significant financial and accounting expertise.

Mr. Tung has served as a member of our board of since May 2011 and has been the president and a member of the board of directors of Golden Magnesium since 2008.  Since 2003, Mr. Tung has served as the president of Golden Trust which owns and operates a magnesium production facility in China.  Mr. Tung has been the president of Beauty East since 1995 and its chairman since 1999. Beauty East owns a 48% interest in Golden Magnesium. Mr. Tung graduated from Shanxi University, China in 1978 with a degree in engineering.

With his prior experience in the management and operation of a magnesium production facility in China, Mr. Huang provides our board with technical and operational expertise as well as the benefit of his significant knowledge of all aspects of the production and sale of magnesium and various related products.

There are no family relationship between any of the executive officers and directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO OUR 2008 EXECUTIVE STOCK INCENTIVE PLAN

General

At the annual meeting, our shareholders will be asked to approve an amendment to the 2008 Executive Stock Incentive Plan.  The 2008 Executive Stock Incentive Plan was adopted in April 2008 by the board of directors and approved in May 2008 by the shareholders of the company.  Currently, 1,000,000 shares of our common stock are authorized to be issued under the 2008 Non-Executive Stock Incentive Plan.  As of April 5, 2012, an aggregate of 505,844 shares of our common stock have been granted in the form of stock incentives and are outstanding, limiting additional grants under the 2008 Non-Executive Stock Incentive Plan to an aggregate of 494,156 shares.

The board of directors and the compensation committee both believe that it is in our best interest to increase the maximum number of shares of common stock available for grant under the 2008 Executive Stock Incentive Plan so as to maintain its purpose, which is to enable us to offer to our executive level officers whose past, present and/or potential contributions to our company and its subsidiaries have been, are or will be important to our success, to advance our interests by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and whose efforts and judgment contribute to our success. Additionally, the 2008 Executive Stock Incentive Plan is intended to assist in further aligning the interests of our executive employees to those of our other shareholders.

In making the recommendation of an increase in the size of the 2008 Executive Stock Incentive Plan, we note that we have committed to award up to an aggregate of up to 960,000 shares of our common stock to Mr. Huang and his management team and up to 480,000 shares of our common stock to Kong Tung and his management team upon achievement of the performance benchmark and other performance criteria set forth in the management agreement entered into in connection with the February 29, 2012 acquisitions of Lingshi Magnesium and Golden Trust.  We refer to these awards as the “Lingshi Magnesium/Golden Trust Management Awards”. Consequently, there are an insufficient number of shares available under the 2008 Executive Stock Incentive Plan to fulfill this commitment. Absent an increase in shares available under the 2008 Executive Stock Incentive Plan, it will be very difficult to attract, retain and motivate employees without a significant increase in cash compensation to bring their compensation up to market-competitive levels.  Accordingly, on August 29, 2011, our board of directors adopted, subject to shareholder approval, an amendment to the 2008 Executive Stock Incentive Plan increasing the number of shares of common stock that may be issued under that plan from 1,000,000 to 2,500,000.

The determination on the increase in number of shares available for issuance under the 2008 Executive Stock Incentive Plan was based on a number of factors, including our commitment under the Lingshi Magnesium/Golden Trust Management Awards and additional awards we expect to make to our other employees.

New Plan Benefits

Awards under the 2008 Executive Stock Incentive Plan, as amended, are subject to the discretion of the Compensation Committee, and, except for the Lingshi Magnesium/Golden Trust Management Awards discussed above, no determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals pursuant to the 2008 Executive Stock Incentive Plan if the amendment is approved by our Shareholders. Therefore, it is not possible to determine the future benefits that will be received by participants, other than recipients of the Lingshi Magnesium/Golden Trust Management Awards under the 2008 Executive Stock Incentive Plan.

Certain tables above under the general heading “Executive Compensation,” including the Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table, set forth information with respect to prior awards granted to our named executive officers under the 2008 Executive Stock Incentive Plan. In addition, the Securities Authorized for Issuance under Equity Compensation Plans Table provides information as of September 30, 2011, regarding the equity outstanding under our equity compensation plans, the weighted average exercise price of outstanding equity, and the number of securities remaining available for issuance.

Summary of the 2008 Non-Executive Incentive Plan

The following summary of the 2008 Executive Stock Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the 2008 Executive Stock Incentive Plan, as amended, and proposed to the shareholders for approval, which is attached as Annex “A” to this Proxy Statement.

The 2008 Executive Plan provides for the grant of restricted stock awards, deferred stock grants, stock appreciation rights, incentive stock options (“ISOs”) and non-statutory stock options (“NSOs”). The terms and provisions of the 2008 Executive Plan are summarized below, which summary is qualified in its entirety by reference to the 2008 Executive Plan, a copy of which is attached as Appendix A to this proxy statement.

Grants to be made under the 2008 Executive Plan will be limited to our executive officers. The recipient of any grant under the 2008 Executive Plan, and the amount and terms of a specific grant, will be determined by the compensation committee. None of our executive officers are members of that committee. If the 2008 Executive Plan is not approved at the annual meeting, the board of directors will terminate the plan.

Shares Subject to the 2008 Executive Plan

The aggregate number of shares available for issuance pursuant to restricted stock grants and/or the exercise of ISOs or NSOs granted under the 2008 Executive Plan may not exceed 2,500,000 shares of our common stock. Should any award granted under the 2008 Executive Plan expire or become unexercisable for any reason without having been exercised in full, the shares subject to the portion of the option not so exercised or awarded will become available for subsequent stock awards or option grants.

Administration and Eligibility

The 2008 Executive Plan will be administered by the compensation committee of our board of directors. The compensation committee will determine, from time to time, those of our executive officers to whom stock awards or plan options will be granted, the terms and provisions of each such grant, the dates such grants will become exercisable, the number of shares subject to each grant, the purchase price of such shares and the form of payment of such purchase price. All other questions relating to the administration of the 2008 Executive Plan and the interpretation of the provisions thereof are to be resolved at the sole discretion of the compensation committee.

Amendment and Termination of the 2008 Executive Plan

The board of directors may amend, suspend or terminate the 2008 Executive Plan at any time, except that no amendment shall be made which:

•	increases the total number of shares subject to the plan or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization),
•	affects outstanding options or any exercise right thereunder,
•	extends the term of any option beyond 10 years, or
•	extends the termination date of the plan.

Unless the plan is suspended or terminated by the board of directors, the 2008 Executive Plan will terminate 10 years from the date of the plan’s adoption. Any termination of the 2008 Executive Plan will not affect the validity of any options previously granted thereunder.

Grants under the 2008 Executive Plan

Plan options under the 2008 Executive Plan may either be options qualifying as ISOs under Section 422 of the Internal Revenue Code (the “Code”), or options that do not so qualify which are known as NSOs. Any ISO granted under the 2008 Executive Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant. NSOs must provide for an exercise price of not less than 85% of the fair market value of our common stock on the date of grant.

In addition, the 2008 Executive Plan allows for the inclusion of a reload option provision, which permits an eligible person to pay the exercise price of the option with shares of common stock owned by the eligible person and receive a new option to purchase shares of common stock equal in number to the tendered shares. Furthermore, restricted stock grants may also be made, as well as deferred stock grants and stock appreciation rights.

Subject to the limitation on the aggregate number of shares issuable under the plan, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person. Shares used for stock grants and plan options may be authorized and unissued shares or shares reacquired by us, including shares purchased in the open market.

Adjustment Upon Changes in Capitalization or other Corporate Event

The 2008 Executive Plan provides that, if our outstanding shares are increased, decreased, exchanged or otherwise adjusted due to a share dividend, forward or reverse share split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, an appropriate and proportionate adjustment shall be made in the number or kind of shares subject to the plan or subject to unexercised options and in the purchase price per share under such options. Any adjustment, however, does not change the total purchase price payable for the shares subject to outstanding options. In the event of our proposed dissolution or liquidation, a proposed sale of all or substantially all of our assets, a merger or tender offer for our shares of common stock, the compensation committee may declare that each option granted under the plan shall terminate as of a date to be fixed by the committee; provided that not less than 30 days written notice of the date so fixed shall be given to each participant holding an option, and each such participant shall have the right, during the period of 30 days preceding such termination, to exercise the participant’s option, in whole or in part, including as to options not otherwise exercisable.

Assignability of Plan Options and Termination of Employment

All plan options are nonassignable and nontransferable, except by will or by the laws of descent and distribution, and during the lifetime of the optionee, may be exercised only by such optionee, except as provided by the compensation committee. If an optionee shall die while our employee or within three months after termination of employment by us because of disability, retirement or otherwise, such options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of death or termination of employment, by the person or persons to whom the optionee’s right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators. Options are also subject to termination by the compensation committee under certain conditions.

In the event of termination of employment because of death while an employee, or because of disability, the optionee’s options may be exercised not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier. If an optionee’s employment by us terminates because of disability and such optionee does not die within the following three months after termination, the options may be exercised, to the extent that the optionee shall have been entitled to do so at the date of the termination of employment, at any time, or from time to time, but not later than the expiration date specified in the option or one year after termination of employment, whichever date is earlier. If an optionee’s employment terminates for any reason other than death or disability, the optionee may exercise the options to the same extent that the options were exercisable on the date of termination, for up to three months following such termination, or on or before the expiration date of the options, whichever occurs first. In the event that the optionee was not entitled to exercise the options at the date of termination or if the optionee does not exercise such options (which were then exercisable) within the time specified herein, the options shall terminate. If an optionee’s employment terminates for any reason other than death, disability or retirement, all rights to exercise the option will terminate not later than 90 days following the date of such termination of employment, except as otherwise provided under the plan. Non-qualified options are not subject to the foregoing restrictions unless specified by the compensation committee.

Summary of Federal Tax Consequences

The following is only a brief summary of the effect of federal income taxation on an optionee under the 2008 Executive Plan. Effective January 1, 2006, we adopted SFAS No. 123R, “Share-Based Payment.” This Statement requires that compensation costs related to share-based payment transactions, such as stock options or restricted stock award, be recognized in the financial statements. Under 123R, an optionee, recipient of a restricted stock award and our company will be subject to certain tax consequences and accounting charges, regardless of the type of option or restricted stock award.

Options granted under the 2008 Executive Plan may be either ISOs which satisfy the requirements of Section 422 of the Code or NSOs which do not meet such requirements. The federal income tax treatment for the two types of options differs, as summarized below.

ISOs. No taxable income is recognized by an optionee at the time of the grant of an ISO, and no taxable income is generally recognized at the time an ISO is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an ISO over the exercise price is includable in the employee’s alternative minimum taxable income (“AMTI”) and may be subject to the alternative minimum tax (“AMT”). For AMT purposes only, the basis of the common stock received upon exercise of an ISO is increased by the amount of such excess.

An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an ISO are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that, for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the common stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

NSOs. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will in general recognize ordinary income, in the year in which an NSO is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised NSO. The deduction will in general be allowed for our taxable year in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

Restricted Stock. Unless the recipient of a restricted stock grant elects to treat such grant as ordinary income at the time the grant is made, the recipient does not recognize taxable income upon the grant of restricted stock. Instead, the recipient will recognize ordinary income at the time of vesting (i.e. when the restrictions on the grant lapse) equal to the fair market value of the restricted shares on the vesting date minus any amount paid for the restricted shares. At the time that the recipient recognizes ordinary income in respect of the restricted stock grant, we would be entitled to a tax deduction for compensation expense equal to the amount of ordinary income recognized by the recipient.

The foregoing is only a summary of the effect of federal income taxation upon us and the participants under the 2008 Executive Stock Incentive Plan. It does not purport to be complete, and does not discuss all of the tax consequences of a participant’s death or the provisions of the income tax laws of any state, municipality, or foreign country in which the participants may reside.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR 2008 EXECUTIVE STOCK INCENTIVE PLAN

PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE 2008 NON-EXECUTIVE STOCK INCENTIVE PLAN

At the annual meeting, our shareholders will be asked to approve an amendment to the 2008 Non-Executive Stock Incentive Plan.  The 2008 Non-Executive Stock Incentive Plan was adopted in April 2008 by the board of directors and approved in May 2008 by the shareholders of the company.  Currently, 3,000,000 shares of our common stock are authorized to be issued under the 2008 Non-Executive Stock Incentive Plan.  As of April 5, 2012, an aggregate of 2,456,777 shares of common stock have been granted in the form of stock incentives and are outstanding, limiting additional grants under the 2008 Non-Executive Stock Incentive Plan to an aggregate of 543,223 shares.

The board of directors and the compensation committee both believe that it is in our best interest to increase the maximum number of shares of common stock available for grant under the 2008 Non-Executive Stock Incentive Plan so as to maintain its purpose, which is to enable us to offer to our non-executive level employees, directors and consultants whose past, present and/or potential contributions to our company and its subsidiaries have been, are or will be important to our success, to advance our interests by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and whose efforts and judgment contribute to our success. Additionally, the 2008 Non-Executive Stock Incentive Plan is intended to assist in further aligning the interests of our non-executive employees, directors and consultants to those of our other shareholders.

In making the recommendation of an increase in the size of the 2008 Non-Executive Stock Incentive Plan, we note that we have committed to the Lingshi Magnesium/Golden Trust Management Awards. Consequently, there are an insufficient number of shares available under the 2008 Non-Executive Stock Incentive Plan to fulfill this commitment. Absent an increase in shares available under the 2008 Non-Executive Stock Incentive Plan, it will be very difficult to attract, retain and motivate employees without a significant increase in cash compensation to bring their compensation up to market-competitive levels.  Accordingly, on August 29, 2011, our board of directors adopted, subject to shareholder approval, an amendment to the 2008 Non-Executive Stock Incentive Plan increasing the number of shares of common stock that may be issued under the 2008 Non-Executive Stock Incentive Plan from 3,000,000 to 4,500,000.

The determination on the increase in number of shares available for issuance under the 2008 Non-Executive Stock Incentive Plan was based on a number of factors, including our commitment under the Lingshi Magnesium/Golden Trust Management Awards and additional awards we expect to make to our other employees.

New Plan Benefits

Awards under the 2008 Non-Executive Stock Incentive Plan, as amended, are subject to the discretion of the Compensation Committee, and, except for the Lingshi Magnesium/Golden Trust Management Awards discussed above, no determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals pursuant to the 2008 Non-Executive Stock Incentive Plan if the amendment is approved by our Shareholders. Therefore, it is not possible to determine the future benefits that will be received by participants, other than recipients of the Lingshi Magnesium/Golden Trust Management Awards and our non-management directors, under the 2008 Non-Executive Stock Incentive Plan. Our non-management directors will be entitled to receive future grants under the 2008 Non-Executive Stock Incentive Plan as described above under the general heading “Director Compensation”.

Summary of the 2008 Non-Executive Incentive Plan

The following summary of the 2008 Non-Executive Stock Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the 2008 Non-Executive Stock Incentive Plan, as amended, and proposed to the shareholders for approval, which is attached as Annex “B” to this Proxy Statement.

The 2008 Non-Executive Plan provides for the grant of restricted stock awards, deferred stock grants, stock appreciation rights, ISOs and NSOs. Other than the number of shares subject to the plan and the persons who are eligible to receive grants under the 2008 Non-Executive Plan, the terms and provisions of the 2008 Non-Executive Plan are identical to the terms of the 2008 Executive Plan which are described above in Proposal 2 of this proxy statement, which summary is qualified in its entirety by reference to the 2008 Non-Executive Plan, a copy of which is attached as Appendix B to this proxy statement.

As with our other plans, the purpose of the 2008 Non-Executive Plan is to advance the interests of our company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and upon whose efforts and judgment the success of our company is largely dependent. Grants to be made under the 2008 Non-Executive Plan will be limited to our non-executive level employees, including employees of our subsidiaries, our directors and consultants to our company. The recipient of any grant under the 2008 Non-Executive Plan, and the amount and terms of a specific grant, will be determined by the compensation committee. No grants have been made under the 2008 Non-Executive Plan since its adoption by the board of directors and no grants will be made until the plan is approved by our shareholders. If the 2008 Non-Executive Plan is not approved at the annual meeting, the board of directors will terminate the plan.

The aggregate number of shares available for issuance pursuant to stock grants and/or the exercise of ISOs or NSOs granted under the 2008 Non-Executive Plan may not exceed 3,000,000 shares of our common stock plus the proposed increase in shares of 1,500,000. Should any option granted or stock awarded under the 2008 Non-Executive Plan expire or become unexercisable for any reason without having been exercised in full or fail to vest, the shares subject to the portion of the option not so exercised or lapsed award will become available for subsequent stock or option grants.

Summary of Federal Tax Consequences

The following is only a brief summary of the effect of federal income taxation on an optionee under the 2008 Non-Executive Plan. Effective January 1, 2006, we adopted SFAS No. 123R, “Share-Based Payment.” This Statement requires that compensation costs related to share-based payment transactions, such as stock options or restricted stock award, be recognized in the financial statements. Under 123R, an optionee, recipient of a restricted stock award and our company will be subject to certain tax consequences and accounting charges, regardless of the type of option or restricted stock award.

Options granted under the 2008 Non-Executive Plan may be either ISOs which satisfy the requirements of Section 422 of the Code or NSOs which do not meet such requirements. The federal income tax treatment for the two types of options differs, as summarized below.

ISOs. No taxable income is recognized by an optionee at the time of the grant of an ISO, and no taxable income is generally recognized at the time an ISO is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an ISO over the exercise price is includable in the employee’s AMTI and may be subject to the AMT. For AMT purposes only, the basis of the common stock received upon exercise of an ISO is increased by the amount of such excess.

An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an ISO are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that, for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the common stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

NSOs. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will in general recognize ordinary income, in the year in which an NSO is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised NSO. The deduction will in general be allowed for our taxable year in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

Restricted Stock. Unless the recipient of a restricted stock grant elects to treat such grant as ordinary income at the time the grant is made, the recipient does not recognize taxable income upon the grant of restricted stock. Instead, the recipient will recognize ordinary income at the time of vesting (i.e. when the restrictions on the grant lapse) equal to the fair market value of the restricted shares on the vesting date minus any amount paid for the restricted shares. At the time that the recipient recognizes ordinary income in respect of the restricted stock grant, we would be entitled to a tax deduction for compensation expense equal to the amount of ordinary income recognized by the recipient.

The foregoing is only a summary of the effect of federal income taxation upon us and the participants under the 2008 Non-Executive Plan. It does not purport to be complete, and does not discuss all of the tax consequences of a participant’s death or the provisions of the income tax laws of any state, municipality, or foreign country in which the participants may reside.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR 2008 NON-EXECUTIVE STOCK INCENTIVE PLAN

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP

The audit committee has appointed Sherb & Co, LLP as our independent registered public accounting firm to audit the consolidated financial statements of CD International Enterprises, Inc. and its subsidiaries for the fiscal year ending September 30, 2012. Representatives of Sherb & Co., LLP will not be present at the annual meeting. Although shareholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise, we are submitting the selection of Sherb & Co., LLP to our shareholders for ratification to permit shareholders to participate in this important corporate decision.  If not ratified, the audit committee will reconsider the selection, although the audit committee will not be required to select a different independent auditor for our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF SHERB & CO, LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF CD INTERNATIONAL ENTERPRISES, INC.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting.  If, however, other matters properly come before the annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER’S RIGHTS

Under Florida law there are no dissenter’s rights available to our shareholders in connection with either the election of our board of directors, the ratification of the appointment of our registered public accounting firm or the approval of the amendment and restatement of our Bylaws.

PROPOSALS OF SHAREHOLDERS

Proposals of shareholders to be included in our proxy statement for our annual meeting of shareholders to be held in 2013 must be received by our corporate secretary on or before December 19, 2012.  The submission of a shareholder proposal does not guarantee that it will be included in our proxy for our annual meeting of shareholders we plan to have in 2013.  All other shareholder proposals, including nominations of directors, must be received by us not less than 60 days nor more than 90 days prior to such meeting.

2011 FORM 10-K

As required, we have filed our 2011 Form 10-K with the SEC. Shareholders may obtain, free of charge, a copy of this 2011 Form 10-K by writing to us at CD International Enterprises, Inc. 431 Fairway Drive, Deerfield Beach, Florida 33441, Attention: Corporate Secretary, or from the Investor Relations page of our website at www.cdii.net and our 2011 Form 10-K with exhibits is available on the website of the SEC at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

Deerfield Beach, Florida	Lazarus Rothstein,
April 18, 2012	Secretary

FORM OF PROXY CARD

CD INTERNATIONAL ENTERPRISES INC. 431 Fairway Drive, Suite 200 Deerfield Beach, Florida 33441
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on June 1, 2012.

IMPORTANT ANNUAL MEETING INFORMATION ABC HOLDER 400 MY STREET CHICAGO IL 60605					Vote by Internet Log on to the Internet and go to www.envisionreports.com/cdii Follow the steps outlined on the secured website.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.		
Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. PROPOSALS – The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposals 2, 3 and 4.
1.	Election of Directors:	01 - Dr. Yuejian (James) Wang	02 - Mr. David Barnes	03 - Mr. Sheldon Steiner		07- Mr. Kong Tung
		04 - Mr. Yuwei Huang	05 - Dr. Philip Y. Shen	06 - Mr. Adam Wasserman

	☐	Mark here to vote FOR all nominees

	☐	Mark here to vote WITHHOLD vote for all nominees

	☐	For All EXCEPT – to withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered boxes to the right.		01 ☐	02 ☐	03 ☐	04 ☐	05 ☐	06 ☐	07 ☐

2.
Approval of the amendment to our 2008 Executive Stock Incentive Plan to increase the number of shares of our common stock which may be granted under the 2008 Executive Stock Incentive Plan from 1,000,000 to 2,500,000.
			FOR ☐	AGAINST ☐		ABSTAIN ☐

3.
Approval of the amendment to our 2008 Non-Executive Stock Incentive Plan to increase the number of shares of our common stock which may be granted under the 2008 Non-Executive Stock Incentive Plan from 3,000,000 to 4,500,000.

			FOR ☐	AGAINST ☐		ABSTAIN ☐

4.	To ratify the appointment of Sherb & Co., LLP as our independent registered public accountants.		FOR ☐	AGAINST ☐		ABSTAIN ☐

B. Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign as your name or names appear on this Proxy. When share are held jointly, each holder should sing. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate names by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – CD International Enterprises Inc.

ANNUAL MEETING OF THE SHAREHOLDERS OF CD INTERNATIONAL ENTERPRISES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of CD International Enterprises Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Lazarus Rothstein, proxy with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at The Palazzo Resort Hotel Casino, 3325 Las Vegas Blvd. South, Las Vegas, Nevada 89109 on Friday June 1, 2012 at 2:00 p.m., (Pacific Time), or at any adjournment or postponement thereof, and there to vote, as designated below.

THIS PROXY WILL BE VOTED AS DIRECTED, IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

C. Non-Voting Items Change of Address – Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD

Annex A

CD INTERNATIONAL ENTERPRISES, INC.

2008 EXECUTIVE STOCK INCENTIVE PLAN

(as amended as of August 29, 2011)
1.  Purpose; Definitions.

1.1  Purpose. The purpose of the CD International Enterprises, Inc. 2008 Executive Stock Incentive Plan is to enable the Company to offer to its executive officers whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, to advance the interests of the Company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and upon whose efforts and judgment the success of the Company is largely dependent. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s executive officers to those of its other shareholders. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2  Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)  “Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e)  “Common Stock” means the common stock of the Company, $0.0001 par value per share.

(f)  “Company” means CD International Enterprises, Inc., a Florida corporation.

(g)  “Deferred Stock” means Common Stock to be received, under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h)  “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i)  “Effective Date” means the date set forth in Section 12.1, below.

(j)  “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange; (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the  Pink Sheets  or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k)  “Holder” means a person who has received an award under the Plan.

(l)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m)  “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n)  “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65.

(o)  “Other Stock-Based Award” means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p)  “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q)  “Plan” means the CD International Enterprises, Inc. 2008 Executive Stock Incentive Plan, as hereinafter amended from time to time.

(r)  “Repurchase Value” shall mean the Fair Market Value in the event the award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s)  “Restricted Stock” means Common Stock, received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t)  “SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u)  “Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v)  “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w)  “Stock Reload Option” means any option granted under Section 5.3 of the Plan.

(x)  “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

2.  Administration.

2.1  Committee Membership. The Plan shall be administered by the Committee unless there is no longer a compensation committee of the Board in which event the Plan shall be administered by the Board. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code.

2.2  Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)  to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options and the purchase price of Common Stock awarded under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine;

(c)  to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)  to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

(e)  to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f)  to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

(g)  to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

2.3  Interpretation of Plan.

(a)  Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Holders.

(b)  Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

3.  Stock Subject to Plan.

3.1  Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 2,500,000 shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

3.2  Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 3.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event. Any adjustment required by this Section 3.2 shall be made by the Committee, in good faith, whose determination will be final, binding and conclusive.

3.3  Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 3.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 3.3, in the event of the occurrence of any transaction described in this Section 3.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

4.  Eligibility.

Awards may be made or granted to executive officers of the Company and who are deemed to have contributed or to have the potential to contribute to the success of the Company. Notwithstanding anything to the contrary contained in the Plan, awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

5.  Stock Options.

5.1  Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2  Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)  Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Shareholder”).

(b)  Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c)  Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)  Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. Subject to the provisions of applicable law, including restrictions on the extension of credit to officers and directors of the Company, the Committee shall be empowered to determine the types of consideration to be paid upon exercise of awards under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as services, property or other securities of the Company

(e)  Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

(f)  Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)  Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)  Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(i)  Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j)  Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3  Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option (“Underlying Option”), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes ( but only if such shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

6.  Stock Appreciation Rights.

6.1  Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2  Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)  Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b)  Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c)  Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d)  Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

7.  Restricted Stock.

7.1  Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2  Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a)  Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)  Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)  Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

8.  Deferred Stock.

8.1  Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (“Deferral Period”) during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2  Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a)  Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b)  Rights of Holder.  A person entitled to receive Deferred Stock shall not have any rights of a shareholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c)  Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d)  Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (“Additional Deferral Period”). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

9.  Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10.  Accelerated Vesting and Exercisability.

10.1  Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2  Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

11.  Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

12.  Term of Plan.

12.1  Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company’s Board of Directors (the “Effective Date”), subject to the following provisions:

(a)  to the extent that the Plan authorizes the Award of Incentive Stock Options, shareholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

(b)  the failure to obtain shareholder for the Plan as contemplated by subparagraph (a) of this Section 13.1 shall not invalidate the Plan; provided, however, that (i) in the absence of such stock holder approval, Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Board to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2  Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13.  General Provisions.

2.1  Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2  Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3  Employees.

(a)  Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(b)  Termination for Cause. The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(c)  No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4  Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5  Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6  Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7  Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

13.8  Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9  Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10  Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11  Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12  Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange.

Annex B

CD INTERNATIONAL ENTERPRISES, INC.

2008 NON-EXECUTIVE STOCK INCENTIVE PLAN

(as amended as of August 29, 2011)

1.	Purpose; Definitions.

1.1  Purpose. The purpose of the CD International Enterprises, Inc. 2008 Non-Executive Stock Incentive Plan is to enable the Company to offer to its non-executive level employees, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, to advance the interests of the Company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and whose efforts and judgment contribute to the success of the Company. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s non-executive employees, directors and consultants to those of its other shareholders The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2  Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)  “Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e)  “Common Stock” means the common stock of the Company, $0.0001 par value per share.

(f)  “Company” means CD International Enterprises, Inc., a Florida corporation.

(g)  “Deferred Stock” means Common Stock to be received, under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h)  “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i)  “Effective Date” means the date set forth in Section 12.1, below.

(j)  “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange; (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the  Pink Sheets  or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k)  “Holder” means a person who has received an award under the Plan.

(l)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m)  “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
(n)  “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65.

(o)  “Other Stock-Based Award” means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p)  “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q)  “Plan” means the CD International Enterprises, Inc. 2008 Non-Executive Stock Incentive Plan, as hereinafter amended from time to time.

(r)  “Repurchase Value” shall mean the Fair Market Value in the event the award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s)  “Restricted Stock” means Common Stock, received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t)  “SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u)  “Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v)  “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w)  “Stock Reload Option” means any option granted under Section 5.3 of the Plan.

(x)  “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

2.  Administration.

2.1  Committee Membership. The Plan shall be administered by the Committee unless there is no longer a compensation committee of the Board in which event the Plan shall be administered by the Board. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code.

2.2  Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)  to select the non-executive level employees and directors of and consultants to the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options and the purchase price of Common Stock awarded under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine;

(c)  to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)  to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

(e)  to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f)  to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

(g)  to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

2.3  Interpretation of Plan.

(a)  Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Holders.

(b)  Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

3.  Stock Subject to Plan.

3.1  Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 4,500,000 shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

3.2  Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 3.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event. Any adjustment required by this Section 3.2 shall be made by the Committee, in good faith, whose determination will be final, binding and conclusive.

3.3  Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 3.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 3.3, in the event of the occurrence of any transaction described in this Section 3.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

4.  Eligibility.

Awards may be made or granted to non-executive level employees, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. Notwithstanding anything to the contrary contained in the Plan, awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

5.  Stock Options.

5.1  Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2  Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)  Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Shareholder”).

(b)  Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c)  Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)  Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. Subject to the provisions of applicable law, including restrictions on the extension of credit to officers and directors of the Company, the Committee shall be empowered to determine the types of consideration to be paid upon exercise of awards under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as services, property or other securities of the Company

(e)  Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

(f)  Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)  Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)  Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(i)  Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j)  Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3  Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option (“Underlying Option”), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes ( but only if such shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

6.  Stock Appreciation Rights.

6.1  Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2  Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)  Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b)  Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c)  Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d)  Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

7.  Restricted Stock.

7.1  Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2  Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a)  Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)  Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)  Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

8.  Deferred Stock.

8.1  Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (“Deferral Period”) during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2  Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a)  Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b)  Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a shareholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c)  Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d)  Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (“Additional Deferral Period”). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

9.  Other Stock—Based Awards.

Other Stock—Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock—Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10.  Accelerated Vesting and Exercisability.

10.1  Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2  Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

11.  Amendment and Termination.
The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

12.  Term of Plan.

12.1  Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company’s Board of Directors (the “Effective Date”), subject to the following provisions:

(a)  to the extent that the Plan authorizes the Award of Incentive Stock Options, shareholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

(b)  the failure to obtain shareholder for the Plan as contemplated by subparagraph (a) of this Section 13.1 shall not invalidate the Plan; provided, however, that (i) in the absence of such stock holder approval, Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Board to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2  Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13.  General Provisions.

13.1  Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2  Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3  Employees.

(a)  Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(b)  Termination for Cause. The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(c)  No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4  Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5  Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6  Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7  Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

13.8  Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9  Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10  Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11  Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12  Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.